                                                                    Exhibit 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to incorporation by reference in the Registration Statement (Form S-8) pertaining to the IMCO Recycling Inc. Employee Stock Purchase Plan of our report dated February 1, 1999, with respect to the consolidated financial statements of IMCO Recycling Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998 filed with the Securities and Exchange Commission.


                                                     /s/ Ernst & Young LLP

                                                     ERNST & YOUNG LLP

Dallas, Texas
June 29, 1999